Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED SEPTEMBER 30, 2022

1633 Broadway

1301 Avenue of the Americas

31 West 52nd Street

One Market Plaza

300 Mission Street

Market Center

PARAMOUNT
GROUP

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the negative impact of the coronavirus 2019 (COVID-19) global pandemic on the U.S., regional and global economies and our tenants' financial condition and results of operations; the ability to enter into new leases or renew leases on favorable terms; dependence on tenants’ financial condition; trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing; the uncertainties of real estate development, acquisition and disposition activity; the ability to effectively integrate acquisitions; fluctuations in interest rates and the costs and availability of financing; the ability of our joint venture partners to satisfy their obligations; the effects of local, national and international economic and market conditions and the impact of rising inflation and interest rates on such market conditions; the effects of acquisitions, dispositions and possible impairment charges on our operating results; regulatory changes, including changes to tax laws and regulations; and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

COMPANY PROFILE

Paramount Group, Inc. ("Paramount" or the "Company") is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Chief Operating Officer, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
Gage Johnson	Senior Vice President, General Counsel and Secretary
Ermelinda Berberi	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director
Hitoshi Saito	Director
Paula Sutter	Director
Greg Wright	Director, Chair of Compensation Committee

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@pgre.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

Jeffrey Spector	Thomas Catherwood	Derek Johnston
Bank of America Merrill Lynch	BTIG	Deutsche Bank
(646) 855-1363	(212) 738-6140	(904) 520-4973
jeff.spector@bofa.com	tcatherwood@btig.com	derek.johnston@db.com

Steve Sakwa	Daniel Ismail	Vikram Malhotra
Evercore ISI	Green Street Advisors	Mizuho Securities USA Inc.
(212) 446-9462	(949) 640-8780	(212) 282-3827
steve.sakwa@evercoreisi.com	dismail@greenst.com	vikram.malhotra@mizuhogroup.com

Ronald Kamdem	Blaine Heck	Andrew Rosivach
Morgan Stanley	Wells Fargo	Wolfe Research
(212) 296-8319	(443) 263-6529	(646) 582-9250
ronald.kamdem@morganstanley.com	blaine.heck@wellsfargo.com	arosivach@wolferesearch.com

(1)
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company's performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2022
(Amounts per diluted share)	Low	High
Estimated net income attributable to common stockholders	$-	$0.02
Our share of real estate depreciation and amortization	0.96	0.96
Estimated Core FFO (1)(2)	$0.96	$0.98

Operating Assumptions:
Leasing Activity (square feet)	825,000	1,025,000
PGRE's share of Same Store Leased % (2) at year end	91.2%	91.6%
Increase in PGRE's share of Same Store Cash NOI (2)	1.5%	2.5%
Increase in PGRE's share of Same Store NOI (2)	3.5%	4.5%

Financial Assumptions (at share):
Estimated net income	$-	$6,000
Depreciation and amortization	230,000	230,000
General and administrative expenses	60,500	59,500
Interest and debt expense, including amortization of deferred financing costs	135,500	134,500
Fee income, net of income taxes	(30,500)	(31,500)
NOI (2)	395,500	398,500
Straight-line rent adjustments and above and below-market lease revenue, net	(13,500)	(14,500)
Cash NOI (2)	$382,000	$384,000

(1)
We are updating our Estimated Core FFO Guidance for the full year of 2022, which is reconciled above to estimated net income attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The estimated net income attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission ("SEC"). Except as described above, these estimates reflect management's view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on October 26, 2022 and otherwise to be referenced during our conference call scheduled for October 27, 2022. These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, or realized and unrealized gains and losses on real estate fund investments. The estimates set forth above may be subject to fluctuations as a result of several factors, including the negative impact of the COVID-19 global pandemic. There can be no assurance that our actual results will not differ materially from the estimates set forth above.
(2)
See page 48 for our definition of this measure.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
SELECTED FINANCIAL DATA	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2022	September 30, 2021
Net (loss) income attributable to common stockholders	$(1,537)	$(2,055)	$(360)	$1,474	$(21,576)
Per share - basic and diluted	$(0.01)	$(0.01)	$(0.00)	$0.01	$(0.10)

Core FFO attributable to common stockholders (1)	$54,249	$50,069	$53,633	$162,460	$148,249
Per share - diluted	$0.24	$0.23	$0.24	$0.73	$0.68

PGRE's share of Cash NOI (1)	$95,963	$95,530	$95,516	$287,697	$278,829
PGRE's share of NOI (1)	$99,488	$95,257	$101,518	$296,954	$287,262

Same Store Cash NOI (1)	% Change	Same Store NOI (1)	% Change
Three Months Ended September 30, 2022 vs. September 30, 2021	0.4%	Three Months Ended September 30, 2022 vs. September 30, 2021	6.3%
Nine Months Ended September 30, 2022 vs. September 30, 2021	3.2%	Nine Months Ended September 30, 2022 vs. September 30, 2021	4.1%

PORTFOLIO STATISTICS (at PGRE Share)

	As of
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Leased % (1)	91.4%	91.4%	90.6%	90.7%	90.3%

Same Store Leased % (1)	% Change	Same Store Leased % (1)	% Change
September 30, 2022 vs. June 30, 2022	-%	September 30, 2022 vs. September 30, 2021	1.2%
September 30, 2022 vs. December 31, 2021	0.8%

COMMON SHARE DATA

	Three Months Ended
Share Price:	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
High	$7.95	$11.04	$11.54	$9.53	$10.32
Low	$6.00	$7.08	$8.22	$7.79	$8.35
Closing (end of period)	$6.23	$7.23	$10.91	$8.34	$8.99

Dividends per common share	$0.0775	$0.0775	$0.0775	$0.07	$0.07
Annualized dividends per common share	$0.31	$0.31	$0.31	$0.28	$0.28
Dividend yield (on closing share price)	5.0%	4.3%	2.8%	3.4%	3.1%

(1)
See page 48 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	September 30, 2022	December 31, 2021
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237
Buildings and improvements	6,152,652	6,061,824
	8,118,889	8,028,061
Accumulated depreciation and amortization	(1,248,059)	(1,112,977)
Real estate, net	6,870,830	6,915,084
Cash and cash equivalents	469,398	524,900
Restricted cash	40,456	4,766
Investments in unconsolidated joint ventures	428,785	408,096
Investments in unconsolidated real estate funds	14,558	11,421
Accounts and other receivables	19,865	15,582
Deferred rent receivable	340,540	332,735
Deferred charges, net	123,864	122,177
Intangible assets, net	97,371	119,413
Other assets	90,813	40,388
Total assets	$8,496,480	$8,494,562

Liabilities:
Notes and mortgages payable, net	$3,839,144	$3,835,620
Revolving credit facility	-	-
Accounts payable and accrued expenses	152,371	116,192
Dividends and distributions payable	18,564	16,895
Intangible liabilities, net	39,037	45,328
Other liabilities	24,171	25,495
Total liabilities	4,073,287	4,039,530

Equity:
Paramount Group, Inc. equity	3,674,363	3,588,163
Noncontrolling interests in:
Consolidated joint ventures	407,402	428,833
Consolidated real estate fund	79,248	81,925
Operating Partnership	262,180	356,111
Total equity	4,423,193	4,455,032

Total liabilities and equity	$8,496,480	$8,494,562

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2022	September 30, 2021
Revenues:
Rental revenue (1)	$179,250	$170,851	$177,243	$526,415	$518,625
Fee and other income (1)	7,897	8,280	8,274	29,934	23,941
Total revenues	187,147	179,131	185,517	556,349	542,566

Expenses:
Operating	72,845	67,131	67,814	207,320	197,821
Depreciation and amortization	58,284	57,522	57,398	171,306	175,752
General and administrative	13,150	13,257	16,706	45,501	46,039
Transaction related costs	105	87	159	381	503
Total expenses	144,384	137,997	142,077	424,508	420,115

Other income (expense):
(Loss) income from unconsolidated joint ventures	(5,797)	223	(4,416)	(15,326)	(20,810)
Income from unconsolidated real estate funds	300	276	155	625	604
Interest and other income, net (1)	1,580	138	796	2,607	2,510
Interest and debt expense (1)	(36,949)	(36,266)	(35,578)	(106,804)	(105,919)
Income (loss) before income taxes	1,897	5,505	4,397	12,943	(1,164)
Income tax expense	(673)	(873)	(359)	(1,559)	(2,448)
Net income (loss)	1,224	4,632	4,038	11,384	(3,612)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(4,179)	(3,768)	(4,779)	(12,383)	(16,924)
Consolidated real estate fund	1,309	(3,123)	352	2,677	(3,179)
Operating Partnership	109	204	29	(204)	2,139
Net (loss) income attributable to common stockholders	$(1,537)	$(2,055)	$(360)	$1,474	$(21,576)
Per diluted share	$(0.01)	$(0.01)	$(0.00)	$0.01	$(0.10)

(1)
See page 10 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
Rental Revenue:	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2022	September 30, 2021
Property rentals	$159,549	$159,624	$158,519	$474,990	$469,593
Tenant reimbursements	15,978	12,212	12,462	40,972	33,696
Straight-line rent adjustments	3,807	(1,707)	5,790	7,808	7,925
Amortization of above and below-market leases, net	(84)	722	315	589	2,335
Lease termination income	-	-	157	2,056	5,076
Total rental revenue	$179,250	$170,851	$177,243	$526,415	$518,625

	Three Months Ended			Nine Months Ended
Fee and Other Income:	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2022	September 30, 2021
Asset management	$3,166	$3,280	$3,087	$9,138	$10,175
Property management	1,849	2,176	2,103	6,171	6,457
Acquisition, disposition, leasing and other	117	1,105	784	7,785	2,800
Total fee income	5,132	6,561	5,974	23,094	19,432
Other (primarily parking income and tenant requested services,
including cleaning and overtime heating and cooling)	2,765	1,719	2,300	6,840	4,509
Total fee and other income	$7,897	$8,280	$8,274	$29,934	$23,941

	Three Months Ended			Nine Months Ended
Interest and Other Income, net:	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2022	September 30, 2021
Interest income, net	$1,580	$221	$796	$2,607	$1,008
Mark-to-market of deferred compensation plan assets (offset by
(decrease) increase in the mark-to-market of plan liabilities,
which is included in "general and administrative" expenses) (1)	-	(83)	-	-	1,502
Total interest and other income, net	$1,580	$138	$796	$2,607	$2,510

(1)
In December 2021, the deferred compensation plan was terminated and the net proceeds were distributed to the plan participants.

	Three Months Ended				Nine Months Ended
Interest and Debt Expense:	September 30, 2022	September 30, 2021		June 30, 2022	September 30, 2022	September 30, 2021
Interest expense	$35,412	$33,600		$34,039	$102,190	$98,613
Amortization of deferred financing costs	1,537	2,666	(1)	1,539	4,614	7,306	(1)
Total interest and debt expense	$36,949	$36,266		$35,578	$106,804	$105,919

(1)
Includes $761 of expense from the non‐cash write‐off of deferred financing costs in connection with the $860,000 refinancing of 1301 Avenue of the Americas in July 2021.

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2022	September 30, 2021
Reconciliation of net income (loss) to FFO and Core FFO:
Net income (loss)	$1,224	$4,632	$4,038	$11,384	$(3,612)
Real estate depreciation and amortization (including our share
of unconsolidated joint ventures)	68,009	67,717	67,235	201,069	207,122
FFO (1)	69,233	72,349	71,273	212,453	203,510
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(13,408)	(13,895)	(13,945)	(39,868)	(47,422)
Consolidated real estate fund	1,304	(3,127)	346	2,659	(3,183)
FFO attributable to Paramount Group Operating Partnership	57,129	55,327	57,674	175,244	152,905
Less FFO attributable to noncontrolling interests in Operating Partnership	(3,763)	(5,009)	(4,352)	(13,683)	(13,770)
FFO attributable to common stockholders (1)	$53,366	$50,318	$53,322	$161,561	$139,135
Per diluted share	$0.24	$0.23	$0.24	$0.73	$0.64

FFO	$69,233	$72,349	$71,273	$212,453	$203,510
Non-core items:
Adjustments to equity in earnings for contributions to (distributions from) an unconsolidated joint venture	709	(938)	168	294	8,977
FFO attributable to One Steuart Lane, including after-tax net gain on sale of residential condominium units	1,509	(3,267)	512	3,283	(3,267)
Non-cash write-off of deferred financing costs	-	761	-	-	761
Other, net	126	53	130	420	432
Core FFO (1)	71,577	68,958	72,083	216,450	210,413
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(13,408)	(13,895)	(13,945)	(39,868)	(47,422)
Consolidated real estate fund	(94)	(9)	(128)	(381)	(65)
Core FFO attributable to Paramount Group Operating Partnership	58,075	55,054	58,010	176,201	162,926
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(3,826)	(4,985)	(4,377)	(13,741)	(14,677)
Core FFO attributable to common stockholders (1)	$54,249	$50,069	$53,633	$162,460	$148,249
Per diluted share	$0.24	$0.23	$0.24	$0.73	$0.68

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	224,864,791	218,706,356	222,971,886	222,228,605	218,689,696
Effect of dilutive securities	28,555	44,880	26,594	34,143	41,461
Denominator for FFO and Core FFO per diluted share	224,893,346	218,751,236	222,998,480	222,262,748	218,731,157

(1)
See page 48 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended				Nine Months Ended
	September 30, 2022	September 30, 2021		June 30, 2022	September 30, 2022	September 30, 2021
Reconciliation of Core FFO to FAD:
Core FFO	$71,577	$68,958		$72,083	$216,450	$210,413
Add (subtract) adjustments (including our share of unconsolidated joint ventures) to arrive at FAD:
Straight-line rent adjustments	(3,969)	1,260		(5,977)	(8,288)	(9,800)
Amortization of above and below-market leases, net	(790)	(1,622)		(1,128)	(3,115)	(5,087)
Amortization of deferred financing costs	1,909	2,298	(1)	1,935	5,793	7,583	(1)
Amortization of stock-based compensation expense	4,149	4,192		4,142	14,853	14,421
Expenditures to maintain assets	(11,834)	(12,446)		(13,065)	(36,127)	(22,930)
Second generation tenant improvements
and leasing commissions	(12,428)	(15,240)		(16,474)	(43,193)	(45,348)
FAD (2)	48,614	47,400		41,516	146,373	149,252
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(8,391)	(9,971)		(7,757)	(27,493)	(22,989)
Consolidated real estate fund	(152)	(75)		(205)	(600)	(131)
FAD attributable to Paramount Group Operating Partnership	40,071	37,354		33,554	118,280	126,132
Less FAD attributable to noncontrolling interests in Operating Partnership	(2,640)	(3,382)		(2,532)	(9,286)	(11,354)
FAD attributable to common stockholders (2) (3)	$37,431	$33,972		$31,022	$108,994	$114,778

Dividends declared on common stock	$17,269	$15,327		$17,485	$51,734	$45,981

(1)
Excludes $761 of expense from the non‐cash write‐off of deferred financing costs in connection with the $860,000 refinancing of 1301 Avenue of the Americas in July 2021.
(2)
See page 48 for our definition of this measure.
(3)
FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2022	September 30, 2021
Reconciliation of net income (loss) to EBITDAre and Adjusted EBITDAre:
Net income (loss)	$1,224	$4,632	$4,038	$11,384	$(3,612)
Add (subtract) adjustments (including our share of unconsolidated joint ventures) to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization	68,009	67,717	67,235	201,069	207,122
Interest and debt expense	43,516	42,978	41,882	126,310	123,421
Income tax expense	674	881	366	1,580	2,463
EBITDAre (1)	113,423	116,208	113,521	340,343	329,394
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(21,362)	(21,827)	(21,830)	(63,529)	(70,811)
Consolidated real estate fund	346	(4,251)	(409)	(167)	(4,314)
PGRE's share of EBITDAre (1)	$92,407	$90,130	$91,282	$276,647	$254,269

EBITDAre	$113,423	$116,208	$113,521	$340,343	$329,394
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Adjustments to equity in earnings for contributions to (distributions from) an unconsolidated joint venture	709	(938)	168	294	8,977
EBITDAre attributable to One Steuart Lane, including net gain on sale of residential condominium units	475	(4,586)	(304)	233	(4,586)
Other, net	(305)	(263)	(105)	(569)	(204)
Adjusted EBITDAre (1)	114,302	110,421	113,280	340,301	333,581
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(21,362)	(21,827)	(21,830)	(63,529)	(70,811)
PGRE's share of Adjusted EBITDAre (1)	$92,940	$88,594	$91,450	$276,772	$262,770

(1)
See page 48 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2022	September 30, 2021	June 30, 2022	September 30, 2022	September 30, 2021
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$1,224	$4,632	$4,038	$11,384	$(3,612)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	58,284	57,522	57,398	171,306	175,752
General and administrative	13,150	13,257	16,706	45,501	46,039
Interest and debt expense	36,949	36,266	35,578	106,804	105,919
Income tax expense	673	873	359	1,559	2,448
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	11,540	11,627	11,585	34,359	32,510
Loss (income) from unconsolidated joint ventures	5,797	(223)	4,416	15,326	20,810
Fee income	(5,132)	(6,561)	(5,974)	(23,094)	(19,432)
Interest and other income, net	(1,580)	(138)	(796)	(2,607)	(2,510)
Other, net	(195)	(189)	4	(244)	(101)
NOI (1)	120,710	117,066	123,314	360,294	357,823
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(21,222)	(21,809)	(21,796)	(63,340)	(70,767)
Consolidated real estate fund	-	-	-	-	206
PGRE's share of NOI (1)	$99,488	$95,257	$101,518	$296,954	$287,262

NOI	$120,710	$117,066	$123,314	$360,294	$357,823
Less:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	(3,969)	1,260	(5,977)	(8,288)	(9,800)
Amortization of above and below-market leases, net
(including our share of unconsolidated joint ventures)	(790)	(1,622)	(1,128)	(3,115)	(5,087)
Cash NOI (1)	115,951	116,704	116,209	348,891	342,936
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(19,988)	(21,174)	(20,693)	(61,194)	(64,313)
Consolidated real estate fund	-	-	-	-	206
PGRE's share of Cash NOI (1)	$95,963	$95,530	$95,516	$287,697	$278,829

(1)
See page 48 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended September 30, 2022
	Total	New York	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$1,224	$2,701	$10,276	$(11,753)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	58,284	39,155	17,918	1,211
General and administrative	13,150	-	-	13,150
Interest and debt expense	36,949	23,392	12,794	763
Income tax expense	673	5	-	668
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	11,540	3,556	7,837	147
Loss (income) from unconsolidated joint ventures	5,797	(7)	4,384	1,420
Fee income	(5,132)	-	-	(5,132)
Interest and other income, net	(1,580)	(236)	(201)	(1,143)
Other, net	(195)	-	-	(195)
NOI (1)	120,710	68,566	53,008	(864)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(21,222)	(2,383)	(18,839)	-
PGRE's share of NOI for the three months ended September 30, 2022	$99,488	$66,183	$34,169	$(864)
PGRE's share of NOI for the three months ended September 30, 2021	$95,257	$62,599	$34,310	$(1,652)

NOI	$120,710	$68,566	$53,008	$(864)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	(3,969)	1,514	(5,453)	(30)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(790)	708	(1,498)	-
Cash NOI (1)	115,951	70,788	46,057	(894)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(19,988)	(2,775)	(17,213)	-
PGRE's share of Cash NOI for the three months ended September 30, 2022	$95,963	$68,013	$28,844	$(894)
PGRE's share of Cash NOI for the three months ended September 30, 2021	$95,530	$64,791	$32,421	$(1,682)

(1)
See page 48 for our definition of this measure.

NOI

(unaudited and in thousands)

	Nine Months Ended September 30, 2022
	Total	New York	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$11,384	$18,732	$27,705	$(35,053)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	171,306	115,439	52,782	3,085
General and administrative	45,501	-	-	45,501
Interest and debt expense	106,804	66,465	38,054	2,285
Income tax expense	1,559	7	4	1,548
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	34,359	9,902	24,162	295
Loss (income) from unconsolidated joint ventures	15,326	(4)	12,164	3,166
Fee income	(23,094)	-	-	(23,094)
Interest and other income, net	(2,607)	(282)	(280)	(2,045)
Other, net	(244)	-	-	(244)
NOI (1)	360,294	210,259	154,591	(4,556)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(63,340)	(7,808)	(55,532)	-
PGRE's share of NOI for the nine months ended September 30, 2022	$296,954	$202,451	$99,059	$(4,556)
PGRE's share of NOI for the nine months ended September 30, 2021	$287,262	$188,260	$103,994	$(4,992)

NOI	$360,294	$210,259	$154,591	$(4,556)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	(8,288)	883	(9,201)	30
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(3,115)	1,597	(4,712)	-
Cash NOI (1)	348,891	212,739	140,678	(4,526)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(61,194)	(8,459)	(52,735)	-
PGRE's share of Cash NOI for the nine months ended September 30, 2022	$287,697	$204,280	$87,943	$(4,526)
PGRE's share of Cash NOI for the nine months ended September 30, 2021	$278,829	$189,601	$94,190	$(4,962)

(1)
See page 48 for our definition of this measure

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended September 30, 2022
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended September 30, 2022	$95,963	$68,013	$28,844	$(894)
Acquisitions / Redevelopment (2) (3)	(154)	(154)	-	-
Other, net	894	-	-	894
PGRE's share of Same Store Cash NOI for the three months ended
September 30, 2022	$96,703	$67,859	$28,844	$-

	Three Months Ended September 30, 2021
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended September 30, 2021	$95,530	$64,791	$32,421	$(1,682)
Acquisitions / Redevelopment (3)	(861)	(861)	-	-
Lease termination income	(33)	(33)	-	-
Other, net	1,672	-	(10)	1,682
PGRE's share of Same Store Cash NOI for the three months ended
September 30, 2021	$96,308	$63,897	$32,411	$-

Increase (decrease) in PGRE's share of Same Store Cash NOI	$395	$3,962	$(3,567)	$-
% Increase (decrease)	0.4%	6.2%	(11.0%)

(1)
See page 48 for our definition of this measure.
(2)
Represents our share of Cash NOI attributable to 1600 Broadway for the months in which it was not owned by us in both reporting periods.
(3)
Represents our share of Cash NOI attributable to 60 Wall Street which was taken "out-of-service" for redevelopment.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended September 30, 2022
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended September 30, 2022	$99,488	$66,183	$34,169	$(864)
Acquisitions / Redevelopment (2) (3)	(155)	(155)	-	-
Other, net	2,893	2,029	-	864
PGRE's share of Same Store NOI for the three months ended
September 30, 2022	$102,226	$68,057	$34,169	$-

	Three Months Ended September 30, 2021
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended September 30, 2021	$95,257	$62,599	$34,310	$(1,652)
Acquisitions / Redevelopment (3)	(693)	(693)	-	-
Lease termination income	(33)	(33)	-	-
Other, net	1,642	-	(10)	1,652
PGRE's share of Same Store NOI for the three months ended
September 30, 2021	$96,173	$61,873	$34,300	$-

Increase (decrease) in PGRE's share of Same Store NOI	$6,053	$6,184	$(131)	$-
% Increase (decrease)	6.3%	10.0%	(0.4%)

(1)
See page 48 for our definition of this measure.
(2)
Represents our share of NOI attributable to 1600 Broadway for the months in which it was not owned by us in both reporting periods.
(3)
Represents our share of NOI attributable to 60 Wall Street which was taken "out-of-service" for redevelopment.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Nine Months Ended September 30, 2022
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the nine months ended September 30, 2022	$287,697	$204,280	$87,943	$(4,526)
Acquisitions / Redevelopment (2) (3)	(396)	(396)	-	-
Lease termination income	(1,875)	(1,875)	-	-
Other, net	4,105	(200)	(221)	4,526
PGRE's share of Same Store Cash NOI for the nine months ended
September 30, 2022	$289,531	$201,809	$87,722	$-

	Nine Months Ended September 30, 2021
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the nine months ended September 30, 2021	$278,829	$189,601	$94,190	$(4,962)
Acquisitions / Redevelopment (3)	(1,148)	(1,148)	-	-
Lease termination income	(1,745)	(161)	(1,584)	-
Other, net	4,507	(245)	(210)	4,962
PGRE's share of Same Store Cash NOI for the nine months ended
September 30, 2021	$280,443	$188,047	$92,396	$-

Increase (decrease) in PGRE's share of Same Store Cash NOI	$9,088	$13,762	$(4,674)	$-
% Increase (decrease)	3.2%	7.3%	(5.1%)

(1)
See page 48 for our definition of this measure.
(2)
Represents our share of Cash NOI attributable to 1600 Broadway for the months in which it was not owned by us in both reporting periods.
(3)
Represents our share of Cash NOI attributable to 60 Wall Street which was taken "out-of-service" for redevelopment.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Nine Months Ended September 30, 2022
	Total	New York	San Francisco	Other
PGRE's share of NOI for the nine months ended September 30, 2022	$296,954	$202,451	$99,059	$(4,556)
Acquisitions / Redevelopment (2) (3)	(366)	(366)	-	-
Lease termination income	(1,875)	(1,875)	-	-
Other, net	6,470	2,135	(221)	4,556
PGRE's share of Same Store NOI for the nine months ended
September 30, 2022	$301,183	$202,345	$98,838	$-

	Nine Months Ended September 30, 2021
	Total	New York	San Francisco	Other
PGRE's share of NOI for the nine months ended September 30, 2021	$287,262	$188,260	$103,994	$(4,992)
Acquisitions / Redevelopment (3)	(924)	(924)	-	-
Lease termination income	(1,745)	(161)	(1,584)	-
Other, net	4,686	(103)	(203)	4,992
PGRE's share of Same Store NOI for the nine months ended
September 30, 2021	$289,279	$187,072	$102,207	$-

Increase (decrease) in PGRE's share of Same Store NOI	$11,904	$15,273	$(3,369)	$-
% Increase (decrease)	4.1%	8.2%	(3.3%)

(1)
See page 48 for our definition of this measure.
(2)
Represents our share of NOI attributable to 1600 Broadway for the months in which it was not owned by us in both reporting periods.
(3)
Represents our share of NOI attributable to 60 Wall Street which was taken "out-of-service" for redevelopment.

CONSOLIDATED JOINT VENTURES AND FUND – BALANCE SHEETS

(unaudited and in thousands)

	As of September 30, 2022
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated	1633	One Market	300 Mission	Residential
	Joint Ventures	Broadway	Plaza	Street	Development Fund
PGRE Ownership		90.0%	49.0%	31.1%	7.4%
Assets:
Real estate, net	$3,375,154	$1,726,016	$1,168,407	$480,731	$-
Cash and cash equivalents	147,299	63,761	45,631	37,907	3,255
Restricted cash	1,316	78	1,238	-	-
Investments in unconsolidated joint ventures	-	-	-	-	79,355
Accounts and other receivables	12,368	4,575	7,022	771	134
Deferred rent receivable	194,540	107,783	62,512	24,245	-
Deferred charges, net	51,063	25,427	17,837	7,799	-
Intangible assets, net	53,275	42,987	8,867	1,421	-
Other assets	18,776	11,948	6,019	809	3,718
Total Assets	$3,853,791	$1,982,575	$1,317,533	$553,683	$86,462

Liabilities:
Notes and mortgages payable, net	$2,489,395	$1,242,864	$973,531	$273,000	$-
Accounts payable and accrued expenses	66,603	19,165	37,683	9,755	60
Intangible liabilities, net	23,942	14,460	8,942	540	-
Other liabilities	4,915	378	4,513	24	501
Total Liabilities	2,584,855	1,276,867	1,024,669	283,319	561

Equity:
Paramount Group, Inc. equity	861,534	634,621	143,577	83,336	6,653
Noncontrolling interests	407,402	71,087	149,287	187,028	79,248
Total Equity	1,268,936	705,708	292,864	270,364	85,901

Total Liabilities and Equity	$3,853,791	$1,982,575	$1,317,533	$553,683	$86,462

CONSOLIDATED JOINT VENTURES AND FUND – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated	1633	One Market	300 Mission	Residential
	Joint Ventures	Broadway	Plaza	Street	Development Fund
PGRE Ownership		90.0%	49.0%	31.1%	7.4%
Assets:
Real estate, net	$3,415,735	$1,760,664	$1,165,807	$489,264	$-
Cash and cash equivalents	193,905	91,514	63,566	38,825	2,933
Restricted cash	1,316	78	1,238	-	-
Investments in unconsolidated joint ventures	-	-	-	-	76,428
Accounts and other receivables	6,677	5,306	516	855	124
Deferred rent receivable	197,794	114,558	60,405	22,831	-
Deferred charges, net	53,013	27,004	17,463	8,546	-
Intangible assets, net	62,380	48,834	11,001	2,545	-
Other assets	6,092	644	5,054	394	9,459
Total Assets	$3,936,912	$2,048,602	$1,325,050	$563,260	$88,944

Liabilities:
Notes and mortgages payable, net	$2,487,871	$1,242,117	$972,754	$273,000	$-
Accounts payable and accrued expenses	54,675	21,782	23,775	9,118	63
Intangible liabilities, net	27,674	16,006	10,994	674	-
Other liabilities	6,427	1,994	4,430	3	-
Total Liabilities	2,576,647	1,281,899	1,011,953	282,795	63

Equity:
Paramount Group, Inc. equity	931,432	691,275	153,487	86,670	6,956
Noncontrolling interests	428,833	75,428	159,610	193,795	81,925
Total Equity	1,360,265	766,703	313,097	280,465	88,881

Total Liabilities and Equity	$3,936,912	$2,048,602	$1,325,050	$563,260	$88,944

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2022
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated	1633	One Market	300 Mission	Residential
	Joint Ventures	Broadway	Plaza	Street	Development Fund
Total revenues	$98,186	$47,972	$38,083	$12,131	$-
Total operating expenses	34,491	19,894	10,401	4,196	-
Net operating income (1)	63,695	28,078	27,682	7,935	-
Depreciation and amortization	(27,975)	(14,075)	(9,824)	(4,076)	-
Interest and other income, net	439	237	120	82	110
Interest and debt expense	(22,602)	(9,808)	(10,303)	(2,491)	-
Loss from unconsolidated joint ventures	-	-	-	-	(1,516)
Income (loss) before income taxes	13,557	4,432	7,675	1,450	(1,406)
Income tax expense	(5)	(5)	-	-	-
Net income (loss)	$13,552	$4,427	$7,675	$1,450	$(1,406)

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	7.4%
Net income (loss)	$8,198	$3,984	$3,765	$449	$(97)
Add: Management fee income	1,175	427	178	570	-
PGRE's share of net income (loss)	9,373	4,411	3,943	1,019	(97)
Add: Real estate depreciation and amortization	18,746	12,667	4,813	1,266	2
FFO (1)	28,119	17,078	8,756	2,285	(95)
Less: FFO attributable to One Steuart Lane	-	-	-	-	111
Core FFO (1)	$28,119	$17,078	$8,756	$2,285	$16

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	92.6%
Net income (loss)	$5,354	$443	$3,910	$1,001	$(1,309)
Less: Management fee expense	(1,175)	(427)	(178)	(570)	-
Net income (loss) attributable to noncontrolling interests	4,179	16	3,732	431	(1,309)
Add: Real estate depreciation and amortization	9,229	1,408	5,011	2,810	5
FFO (1)	13,408	1,424	8,743	3,241	(1,304)
Less: FFO attributable to One Steuart Lane	-	-	-	-	1,398
Core FFO (1)	$13,408	$1,424	$8,743	$3,241	$94

(1)
See page 48 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated	1633	One Market	300 Mission	Residential
	Joint Ventures	Broadway	Plaza	Street	Development Fund
Total revenues	$97,441	$47,888	$36,087	$13,466	$-
Total operating expenses	31,629	17,858	9,676	4,095	-
Net operating income (1)	65,812	30,030	26,411	9,371	-
Depreciation and amortization	(29,376)	(14,031)	(10,329)	(5,016)	-
Interest and other income (loss), net	30	(3)	30	3	74
Interest and debt expense	(22,573)	(9,813)	(10,303)	(2,457)	4
Income from unconsolidated joint ventures	-	-	-	-	3,363
Income before income taxes	13,893	6,183	5,809	1,901	3,441
Income tax expense	(8)	(7)	(1)	-	-
Net income	$13,885	$6,176	$5,808	$1,901	$3,441

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	7.4%
Net income	$9,001	$5,565	$2,846	$590	$318
Add: Management fee income	1,116	423	211	482	-
PGRE's share of net income	10,117	5,988	3,057	1,072	318
Add: Real estate depreciation and amortization	19,249	12,629	5,060	1,560	-
FFO (1)	29,366	18,617	8,117	2,632	318
Less: FFO attributable to One Steuart Lane	-	-	-	-	(249)
Core FFO (1)	$29,366	$18,617	$8,117	$2,632	$69

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	92.6%
Net income	$4,884	$611	$2,962	$1,311	$3,123
Less: Management fee expense	(1,116)	(423)	(211)	(482)	-
Net income attributable to noncontrolling interests	3,768	188	2,751	829	3,123
Add: Real estate depreciation and amortization	10,127	1,402	5,269	3,456	4
FFO (1)	13,895	1,590	8,020	4,285	3,127
Less: FFO attributable to One Steuart Lane	-	-	-	-	(3,118)
Core FFO (1)	$13,895	$1,590	$8,020	$4,285	$9

(1)
See page 48 for our definition of these measures.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2022
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated	1633	One Market	300 Mission	Residential
	Joint Ventures	Broadway	Plaza	Street	Development Fund
Total revenues	$293,274	$147,346	$109,969	$35,959	$-
Total operating expenses	98,098	56,616	30,654	10,828	-
Net operating income (1)	195,176	90,730	79,315	25,131	-
Depreciation and amortization	(83,811)	(42,561)	(29,030)	(12,220)	-
Interest and other income, net	563	283	179	101	325
Interest and debt expense	(67,166)	(29,112)	(30,581)	(7,473)	-
Loss from unconsolidated joint ventures	-	-	-	-	(3,303)
Income (loss) before income taxes	44,762	19,340	19,883	5,539	(2,978)
Income tax expense	(11)	(7)	(2)	(2)	(2)
Net income (loss)	$44,751	$19,333	$19,881	$5,537	$(2,980)

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	7.4%
Net income (loss)	$28,860	$17,401	$9,742	$1,717	$(303)
Add: Management fee income	3,508	1,265	564	1,679	-
PGRE's share of net income (loss)	32,368	18,666	10,306	3,396	(303)
Add: Real estate depreciation and amortization	56,326	38,305	14,224	3,797	2
FFO (1)	88,694	56,971	24,530	7,193	(301)
Less: FFO attributable to One Steuart Lane	-	-	-	-	243
Core FFO (1)	$88,694	$56,971	$24,530	$7,193	$(58)

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	92.6%
Net income (loss)	$15,891	$1,932	$10,139	$3,820	$(2,677)
Less: Management fee expense	(3,508)	(1,265)	(564)	(1,679)	-
Net income (loss) attributable to noncontrolling interests	12,383	667	9,575	2,141	(2,677)
Add: Real estate depreciation and amortization	27,485	4,256	14,806	8,423	18
FFO (1)	39,868	4,923	24,381	10,564	(2,659)
Less: FFO attributable to One Steuart Lane	-	-	-	-	3,040
Core FFO (1)	$39,868	$4,923	$24,381	$10,564	$381

(1)
See page 48 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated	1633	One Market	300 Mission	Residential
	Joint Ventures	Broadway	Plaza	Street	Development Fund
Total revenues	$296,454	$142,120	$108,685	$45,649	$-
Total operating expenses	91,667	52,667	28,265	10,735	-
Net operating income (1)	204,787	89,453	80,420	34,914	-
Depreciation and amortization	(88,455)	(42,205)	(31,210)	(15,040)	-
Interest and other income (loss), net	68	(20)	84	4	327
Interest and debt expense	(66,802)	(29,149)	(30,581)	(7,072)	-
Loss from unconsolidated joint ventures	-	-	-	-	3,138
Income before income taxes	49,598	18,079	18,713	12,806	3,465
Income tax expense	(14)	(12)	(2)	-	(2)
Net income	$49,584	$18,067	$18,711	$12,806	$3,463

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	7.4%
Net income	$29,409	$16,270	$9,163	$3,976	$284
Add: Management fee income	3,251	1,250	582	1,419	-
PGRE's share of net income	32,660	17,520	9,745	5,395	284
Add: Real estate depreciation and amortization	57,957	37,987	15,292	4,678	-
FFO (1)	90,617	55,507	25,037	10,073	284
Less: FFO attributable to One Steuart Lane	-	-	-	-	(249)
Core FFO (1)	$90,617	$55,507	$25,037	$10,073	$35

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	92.6%
Net income	$20,175	$1,797	$9,548	$8,830	$3,179
Less: Management fee expense	(3,251)	(1,250)	(582)	(1,419)	-
Net income attributable to noncontrolling interests	16,924	547	8,966	7,411	3,179
Add: Real estate depreciation and amortization	30,498	4,218	15,918	10,362	4
FFO (1)	47,422	4,765	24,884	17,773	3,183
Less: FFO attributable to One Steuart Lane	-	-	-	-	(3,118)
Core FFO (1)	$47,422	$4,765	$24,884	$17,773	$65

(1)
See page 48 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of September 30, 2022
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,410,055	$212,382	$630,893	$361,057	$214,125	$991,598
Cash and cash equivalents	93,083	23,814	41,290	16,570	3,736	7,673
Restricted cash	121,732	5,546	-	-	2,629	113,557
Accounts and other receivables	4,702	4,070	217	123	147	145
Deferred rent receivable	30,849	18,053	5,743	2,941	3,023	1,089
Deferred charges, net	12,792	9,559	1,255	833	1,145	-
Intangible assets, net	74,927	-	17,235	12,213	3,024	42,455
For-sale residential condominium units (2)	322,696	-	-	-	-	322,696
Other assets	37,017	2,913	23,595	352	298	9,859
Total Assets	$3,107,853	$276,337	$720,228	$394,089	$228,127	$1,489,072

Liabilities:
Notes and mortgages payable, net	$1,833,023	$298,083	$408,736	$186,870	$156,268	$783,066
Accounts payable and accrued expenses	50,773	6,152	14,020	4,440	2,837	23,324
Intangible liabilities, net	12,700	-	2,975	8,195	1,530	-
Other liabilities	7,361	171	263	154	238	6,535
Total Liabilities	1,903,857	304,406	425,994	199,659	160,873	812,925

Total Equity	1,203,996	(28,069)	294,234	194,430	67,254	676,147

Total Liabilities and Equity	$3,107,853	$276,337	$720,228	$394,089	$228,127	$1,489,072

(1)
Represents 1600 Broadway, 60 Wall Street, Oder-Center, Germany and One Steuart Lane. In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.
(2)
Represents the cost of residential condominium units at One Steuart Lane that are available for sale.

UNCONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,246,152	$212,155	$644,991	$368,202	$216,073	$804,731
Cash and cash equivalents	84,672	19,150	27,727	14,684	3,334	19,777
Restricted cash	132,238	13,488	-	-	3,518	115,232
Accounts and other receivables	3,144	2,512	113	276	120	123
Deferred rent receivable	28,939	18,130	5,428	2,274	2,908	199
Deferred charges, net	12,304	9,399	1,196	366	1,343	-
Intangible assets, net	58,590	-	26,671	16,396	4,157	11,366
For-sale residential condominium units (2)	359,638	-	-	-	-	359,638
Other assets	2,259	189	543	191	110	1,226
Total Assets	$2,927,936	$275,023	$706,669	$402,389	$231,563	$1,312,292

Liabilities:
Notes and mortgages payable, net	$1,791,404	$297,775	$406,881	$186,750	$152,358	$747,640
Accounts payable and accrued expenses	52,813	5,615	11,471	4,841	5,115	25,771
Intangible liabilities, net	18,397	-	5,179	11,033	2,185	-
Other liabilities	8,284	291	6,380	138	226	1,249
Total Liabilities	1,870,898	303,681	429,911	202,762	159,884	774,660

Total Equity	1,057,038	(28,658)	276,758	199,627	71,679	537,632

Total Liabilities and Equity	$2,927,936	$275,023	$706,669	$402,389	$231,563	$1,312,292

(1)
Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)
Represents the cost of residential condominium units at One Steuart Lane that are available for sale.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2022
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$56,395	$12,131	$14,539	$7,729	$3,761	$18,235	(2)
Total operating expenses	34,234	5,330	7,106	3,731	1,532	16,535	(2)
Net operating income (3)	22,161	6,801	7,433	3,998	2,229	1,700
Depreciation and amortization	(17,734)	(2,753)	(8,262)	(4,053)	(1,848)	(818)
Interest and other income (loss), net	471	71	118	34	(3)	251
Interest and debt expense	(13,967)	(2,701)	(3,478)	(1,857)	(1,905)	(4,026)
(Loss) income before income taxes	(9,069)	1,418	(4,189)	(1,878)	(1,527)	(2,893)
Income tax expense	(11)	-	-	-	-	(11)
Net (loss) income	$(9,080)	$1,418	$(4,189)	$(1,878)	$(1,527)	$(2,904)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net (loss) income	$(5,024)	$709	$(2,811)	$(822)	$(748)	$(1,352)
Less: Step-up basis adjustment	(64)	-	-	(3)	-	(61)
Less: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(709)	(709)	-	-	-	-
PGRE's share of net loss	(5,797)	-	(2,811)	(825)	(748)	(1,413)
Add: Real estate depreciation and amortization	9,725	1,377	5,535	1,790	905	118
FFO (3)	3,928	1,377	2,724	965	157	(1,295)
Add: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	709	709	-	-	-	-
Less: FFO attributable to One Steuart Lane	1,509	-	-	-	-	1,509
Core FFO (3)	$6,146	$2,086	$2,724	$965	$157	$214

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(4,056)	$709	$(1,378)	$(1,056)	$(779)	$(1,552)
Add: Real estate depreciation and amortization	8,073	1,376	2,727	2,266	943	761
FFO (3)	4,017	2,085	1,349	1,210	164	(791)
Less: FFO attributable to One Steuart Lane	2,735	-	-	-	-	2,735
Core FFO (3)	$6,752	$2,085	$1,349	$1,210	$164	$1,944

(1)
Represents 1600 Broadway, 60 Wall Street, Oder-Center, Germany and One Steuart Lane. In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.
(2)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)
See page 48 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$150,358	$10,354	$14,519	$8,382	$3,678	$113,425	(2)
Total operating expenses	102,949	5,989	6,374	3,285	1,720	85,581	(2)
Net operating income (3)	47,409	4,365	8,145	5,097	1,958	27,844
Depreciation and amortization	(26,432)	(2,629)	(8,034)	(4,819)	(1,763)	(9,187)
Interest and other loss, net	(27)	(7)	(8)	(5)	(2)	(5)
Interest and debt expense	(17,503)	(2,742)	(3,424)	(1,857)	(1,589)	(7,891)
Income (loss) before income taxes	3,447	(1,013)	(3,321)	(1,584)	(1,396)	10,761
Income tax benefit	(17)	-	(2)	(15)	-	-
Net income (loss)	$3,430	$(1,013)	$(3,323)	$(1,599)	$(1,396)	$10,761

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net (loss) income	$(672)	$(507)	$(2,228)	$(699)	$(685)	$3,447
Less: Step-up basis adjustment	(43)	-	-	(3)	-	(40)
Add: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	938	938	-	-	-	-
PGRE's share of net (income) loss	223	431	(2,228)	(702)	(685)	3,407
Add: Real estate depreciation and amortization	10,195	1,314	5,383	2,125	863	510
FFO (3)	10,418	1,745	3,155	1,423	178	3,917
Less: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(938)	(938)	-	-	-	-
Less: FFO attributable to One Steuart Lane	(3,367)	-	-	-	-	(3,367)
Core FFO (3)	$6,113	$807	$3,155	$1,423	$178	$550

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net income (loss)	$4,102	$(506)	$(1,095)	$(900)	$(711)	$7,314
Add: Real estate depreciation and amortization	16,280	1,315	2,651	2,697	900	8,717
FFO (3)	20,382	809	1,556	1,797	189	16,031
Less: FFO attributable to One Steuart Lane	(6,253)	-	-	-	-	(6,253)
Core FFO (3)	$14,129	$809	$1,556	$1,797	$189	$9,778

(1)
Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)
See page 48 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2022
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$218,457	$32,839	$43,505	$23,127	$11,367	$107,619	(2)
Total operating expenses	129,035	16,180	20,542	10,023	5,220	77,070	(2)
Net operating income (3)	89,422	16,659	22,963	13,104	6,147	30,549
Depreciation and amortization	(68,140)	(8,099)	(24,257)	(12,689)	(5,570)	(17,525)
Interest and other income (loss), net	487	75	121	12	(12)	291
Interest and debt expense	(47,900)	(8,047)	(10,245)	(5,570)	(5,065)	(18,973)
(Loss) income before income taxes	(26,131)	588	(11,418)	(5,143)	(4,500)	(5,658)
Income tax expense	(54)	-	(3)	(34)	(4)	(13)
Net (loss) income	$(26,185)	$588	$(11,421)	$(5,177)	$(4,504)	$(5,671)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net (loss) income	$(14,796)	$294	$(7,661)	$(2,287)	$(2,207)	$(2,935)
Less: Step-up basis adjustment	(236)	-	-	(9)	-	(227)
Less: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(294)	(294)	-	-	-	-
PGRE's share of net loss	(15,326)	-	(7,661)	(2,296)	(2,207)	(3,162)
Add: Real estate depreciation and amortization	29,763	4,050	16,252	5,604	2,729	1,128
FFO (3)	14,437	4,050	8,591	3,308	522	(2,034)
Add: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	294	294	-	-	-	-
Less: FFO attributable to One Steuart Lane	3,283	-	-	-	-	3,283
Core FFO (3)	$18,014	$4,344	$8,591	$3,308	$522	$1,249

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(11,389)	$294	$(3,760)	$(2,890)	$(2,297)	$(2,736)
Add: Real estate depreciation and amortization	38,613	4,049	8,005	7,094	2,841	16,624
FFO (3)	27,224	4,343	4,245	4,204	544	13,888
Less: FFO attributable to One Steuart Lane	5,796	-	-	-	-	5,796
Core FFO (3)	$33,020	$4,343	$4,245	$4,204	$544	$19,684

(1)
Represents 1600 Broadway, 60 Wall Street, Oder-Center, Germany and One Steuart Lane. In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.
(2)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)
See page 48 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$265,419	$30,305	$40,474	$24,818	$11,598	$158,224	(2)
Total operating expenses	153,526	17,560	19,251	9,639	5,127	101,949	(2)
Net operating income (3)	111,893	12,745	21,223	15,179	6,471	56,275
Depreciation and amortization	(80,899)	(8,084)	(24,853)	(14,447)	(5,611)	(27,904)
Interest and other loss, net	(83)	(6)	(37)	(18)	(10)	(12)
Interest and debt expense	(45,135)	(8,094)	(10,155)	(5,570)	(4,669)	(16,647)
(Loss) income before income taxes	(14,224)	(3,439)	(13,822)	(4,856)	(3,819)	11,712
Income tax expense	(32)	-	(5)	(22)	(3)	(2)
Net (loss) income	$(14,256)	$(3,439)	$(13,827)	$(4,878)	$(3,822)	$11,710

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net (loss) income	$(11,706)	$(1,720)	$(9,272)	$(2,164)	$(1,874)	$3,324
Less: Step-up basis adjustment	(127)	-	-	(7)	-	(120)
Less: Adjustments to equity in earnings for contributions to an unconsolidated joint venture	(8,977)	(8,977)	-	-	-	-
PGRE's share of net (loss) income	(20,810)	(10,697)	(9,272)	(2,171)	(1,874)	3,204
Add: Real estate depreciation and amortization	31,370	4,042	16,652	6,370	2,749	1,557
FFO (3)	10,560	(6,655)	7,380	4,199	875	4,761
Add: Adjustments to equity in earnings for contributions to an unconsolidated joint venture	8,977	8,977	-	-	-	-
Less: FFO attributable to One Steuart Lane	(3,367)	-	-	-	-	(3,367)
Core FFO (3)	$16,170	$2,322	$7,380	$4,199	$875	$1,394

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(2,550)	$(1,719)	$(4,555)	$(2,714)	$(1,948)	$8,386
Add: Real estate depreciation and amortization	49,656	4,042	8,201	8,084	2,862	26,467
FFO (3)	47,106	2,323	3,646	5,370	914	34,853
Less: FFO attributable to One Steuart Lane	(6,253)	-	-	-	-	(6,253)
Core FFO (3)	$40,853	$2,323	$3,646	$5,370	$914	$28,600

(1)
Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)
See page 48 for our definition of these measures.

CAPTTAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

As of September 30, 2022
Debt:
Consolidated debt:
Notes and mortgages payable (1)	$3,858,000
Revolving Credit Facility	-
3,858,000
Less:
Noncontrolling interests' share of consolidated debt (2)	(810,335)
Add:
PGRE's share of unconsolidated joint venture debt (3)	623,785
PGRE's Share of Total Debt (4)	3,671,450

	Shares / Units	Share Price as of
Equity:	Outstanding	September 30, 2022
Common stock	222,461,093	$6.23	1,385,933
Operating Partnership units	15,822,806	6.23	98,576
Total equity	238,283,899	6.23	1,484,509

Total Market Capitalization			$5,155,959

(1)
Represents contractual amounts due pursuant to the respective debt agreements.
(2)
Represents noncontrolling interests’ share of debt of 1633 Broadway, One Market Plaza and 300 Mission Street.
(3)
Represents our share of debt of 712 Fifth Avenue, Market Center, 55 Second Street, 111 Sutter Street, 1600 Broadway, 60 Wall Street and Oder-Center, Germany.
(4)
See page 48 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,250,000	2.99%	$1,250,000	2.99%	$-	-
1301 Avenue of the Americas	860,000	3.76%	500,000	2.46%	360,000	5.56%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	-	-
One Market Plaza	975,000	4.03%	975,000	4.03%	-	-
300 Mission Street	273,000	3.65%	273,000	3.65%	-	-
Revolving Credit Facility	-	-	-	-	-	-
Total consolidated debt	3,858,000	3.58%	3,498,000	3.37%	360,000	5.56%
Noncontrolling interests' share	(810,335)	3.78%	(810,335)	3.78%	-	-
PGRE's share of consolidated debt	$3,047,665	3.52%	$2,687,665	3.25%	$360,000	5.56%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$-	-
Market Center	410,835	3.09%	402,000	3.07%	8,835	4.06%
55 Second Street	187,500	3.88%	187,500	3.88%	-	-
111 Sutter Street	156,530	4.72%	-	-	156,530	4.72%
1600 Broadway (1)	98,000	3.45%	98,000	3.45%	-	-
60 Wall Street	575,000	5.27%	-	-	575,000	5.27%
Oder-Center, Germany	14,034	4.62%	14,034	4.62%	-	-
Total unconsolidated debt	1,741,899	4.12%	1,001,534	3.38%	740,365	5.14%
Joint venture partners' share	(1,118,114)	4.43%	(489,176)	3.45%	(628,938)	5.19%
PGRE's share of unconsolidated debt	$623,785	3.58%	$512,358	3.30%	$111,427	4.83%

PGRE's share of Total Debt (2)	$3,671,450	3.53%	$3,200,023	3.26%	$471,427	5.39%

Revolving Credit Facility Covenants: (3)	Required	Actual	Debt Composition (at PGRE's share):	Amount	%
Total Debt / Total Assets	Less than 60%	44.0%	Fixed rate debt:
Secured Debt / Total Assets	Less than 50%	44.0%	Consolidated fixed rate debt	$2,687,665
Fixed Charge Coverage	Greater than 1.5x	3.19x	Unconsolidated fixed rate debt	512,358
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	PGRE's share of fixed rate debt	3,200,023	87.2%
Unencumbered Interest Coverage	Greater than 1.75x	46.63x	Variable rate debt:
			Consolidated variable rate debt	360,000
			Unconsolidated variable rate debt	111,427
			PGRE's share of variable rate debt	471,427	12.8%
			PGRE's share of Total Debt (2)	$3,671,450	100.0%

(1)
In connection with the acquisition of 1600 Broadway on February 24, 2022, the joint venture obtained a 10-year, $98,000 interest-only loan that has a fixed rate of 3.45%.
(2)
See page 48 for our definition of this measure.
(3)
This section presents ratios as of September 30, 2022 in accordance with the terms of our revolving credit facility agreement, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of considering our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2022	2023	2024	2025	2026	Thereafter	Total
300 Mission Street	$-	$273,000	$-	$-	$-	$-	$273,000
One Market Plaza	-	-	975,000	-	-	-	975,000
31 West 52nd Street	-	-	-	-	500,000	-	500,000
1301 Avenue of the Americas	-	-	-	-	860,000	-	860,000
1633 Broadway	-	-	-	-	-	1,250,000	1,250,000
Revolving Credit Facility	-	-	-	-	-	-	-
Total consolidated debt	-	273,000	975,000	-	1,360,000	1,250,000	3,858,000
Noncontrolling interests' share	-	(188,097)	(497,250)	-	-	(124,988)	(810,335)
PGRE's share of consolidated debt	$-	$84,903	$477,750	$-	$1,360,000	$1,125,012	$3,047,665

Unconsolidated Joint Venture Debt:
60 Wall Street	$-	$575,000	$-	$-	$-	$-	$575,000
111 Sutter Street	-	156,530	-	-	-	-	156,530
Market Center	-	-	-	410,835	-	-	410,835
55 Second Street	-	-	-	-	187,500	-	187,500
712 Fifth Avenue	-	-	-	-	-	300,000	300,000
Oder-Center, Germany	-	-	-	-	-	14,034	14,034
1600 Broadway (1)	-	-	-	-	-	98,000	98,000
Total unconsolidated debt	-	731,530	-	410,835	187,500	412,034	1,741,899
Joint venture partners' share	-	(626,022)	-	(135,576)	(104,831)	(251,685)	(1,118,114)
PGRE's share of unconsolidated debt	$-	$105,508	$-	$275,259	$82,669	$160,349	$623,785

PGRE's Share of Total Debt (2)	$-	$190,411	$477,750	$275,259	$1,442,669	$1,285,361	$3,671,450

Weighted average rate	-%	4.33%	4.03%	3.09%	3.78%	3.04%	3.53%

% of debt maturing	-%	5.2%	13.0%	7.5%	39.3%	35.0%	100.0%

(1)
In connection with the acquisition of 1600 Broadway on February 24, 2022, the joint venture obtained a 10-year, $98,000 interest-only loan that has a fixed rate of 3.45%.
(2)
See page 48 for our definition of this measure.

PORTFOLIO SUMMARY – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out of
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
1633 Broadway
Office	90.0%	100.0%	100.0%	$181,292	$80.09	2,272,771	-	2,272,771	Allianz, Morgan Stanley, Warner Music Group, ICBC,
									Showtime Networks, New Mountain Capital, MongoDB,
									Bleacher Report, Kasowitz, Benson, Torres & Friedman
Retail / Theater	90.0%	96.6%	86.2%	9,209	73.58	253,609	-	253,609	Gershwin Theatre, Thespian Theatre, Equinox, Din Tai Fung
	90.0%	99.7%	98.6%	190,501	80.01	2,526,380	-	2,526,380
1301 Avenue of the Americas
Office	100.0%	88.1%	84.1%	122,404	86.80	1,698,061	-	1,698,061	Credit Agricole, Norton Rose Fulbright, CohnReznick,
									Swiss Re, Oaktree Capital, ArentFox Schiff
Retail / Amenity	100.0%	89.7%	89.7%	2,573	185.11	49,287	-	49,287	Ocean Prime, Starbucks
	100.0%	88.1%	84.2%	124,977	87.68	1,747,348	-	1,747,348
1325 Avenue of the Americas
Office	100.0%	94.2%	93.4%	49,233	66.76	809,689	-	809,689	McGraw Hill, Olshan Frome Wolosky, Hilton, Evercore
Retail	100.0%	100.0%	100.0%	1,415	86.68	15,609	-	15,609	La Grande Boucherie
	100.0%	94.4%	93.5%	50,648	67.08	825,298	-	825,298
31 West 52nd Street
Office	100.0%	92.8%	92.0%	62,729	91.98	742,006	-	742,006	Clifford Chance, Pillsbury Winthrop Shaw Pittman,
									Centerview Partners, Bracewell, Providence Equity Partners
Retail	100.0%	97.8%	97.8%	5,207	122.85	25,913	-	25,913	Fogo De Chao, MoMA Design Store
	100.0%	93.0%	92.2%	67,936	93.08	767,919	-	767,919
900 Third Avenue
Office	100.0%	79.2%	79.2%	32,288	71.12	575,084	-	575,084	Goldman Sachs, Shiseido, Tannenbaum Helpern Syracuse &
									Hirschtritt, Littler Mendelson
Retail	100.0%	79.4%	79.4%	1,295	97.31	16,598	-	16,598	Bank of America
	100.0%	79.2%	79.2%	33,583	71.86	591,682	-	591,682
712 Fifth Avenue
Office	50.0%	83.5%	77.8%	42,218	118.60	457,580	-	457,580	CVC Advisors, Aberdeen Standard Investments, OMI
									Management, Riverstone Holdings, Pictet Asset Management
Retail	50.0%	20.9%	20.9%	7,872	437.43	85,917	-	85,917	Harry Winston
	50.0%	73.6%	68.8%	50,090	133.89	543,497	-	543,497
1600 Broadway (3)
Retail	9.2%	100.0%	100.0%	10,319	305.18	25,693	-	25,693	M&M's World
60 Wall Street (4)
Office	5.0%	N/A	N/A	N/A	N/A	-	1,625,483	1,625,483

Subtotal / Weighted average		91.7%	89.8%	528,054	85.42	7,027,817	1,625,483	8,653,300
PGRE's share		92.1%	90.3%	474,591	83.10	6,480,127	81,437	6,561,564

(1)
See page 48 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
Acquired on February 24, 2022.
(4)
In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.

PORTFOLIO SUMMARY – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out of
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
One Market Plaza
Office	49.0%	96.5%	95.0%	$154,168	$104.58	1,552,525	-	1,552,525	Google, Morgan Lewis & Bockius, Visa,
									The Capital Group, Autodesk, Citigroup,
									Duane Morris, Thoma Bravo, PJT Partners
Retail	49.0%	74.5%	74.5%	2,917	66.45	53,940	-	53,940	Starbucks, STK Steak House,
									One Market Restaurant
	49.0%	95.8%	94.3%	157,085	103.63	1,606,465	-	1,606,465
Market Center
Office	67.0%	81.1%	81.1%	54,886	91.85	737,474	-	737,474	Uber, Mindspace, Bank of Communications,
									Crowe, Mayer Brown, Raymond James
Retail	67.0%	66.9%	66.9%	612	109.47	6,283	-	6,283	Amazon
	67.0%	81.0%	81.0%	55,498	91.97	743,757	-	743,757
300 Mission Street
Office	31.1%	80.9%	80.9%	45,575	93.42	605,662	-	605,662	Autodesk, Glassdoor, Instacart
Retail	31.1%	88.5%	88.5%	2,834	63.42	49,172	-	49,172	Equinox
	31.1%	81.4%	81.4%	48,409	90.97	654,834	-	654,834
One Front Street
Office	100.0%	97.0%	95.8%	55,200	90.82	634,898	-	634,898	First Republic, Coinbase, JLL, Cigna
Retail	100.0%	97.3%	97.3%	1,108	90.66	12,293	-	12,293	First Republic
	100.0%	97.0%	95.8%	56,308	90.81	647,191	-	647,191
55 Second Street
Office	44.1%	85.7%	85.7%	26,105	82.47	370,319	-	370,319	KPMG, Intercom, Rippling, UKG
Retail	44.1%	100.0%	100.0%	918	112.27	7,480	-	7,480	Sutter West Bay Medical, Bluestone Lane
	44.1%	86.0%	86.0%	27,023	83.16	377,799	-	377,799
111 Sutter Street
Office	49.0%	59.2%	59.2%	12,658	87.43	248,821	-	248,821	Turo, Natural Resource Defense Council
Retail	49.0%	86.7%	86.7%	1,753	69.27	29,247	-	29,247	24 Hour Fitness
	49.0%	62.1%	62.1%	14,411	84.72	278,068	-	278,068

Subtotal / Weighted average		88.2%	87.5%	358,734	95.24	4,308,114	-	4,308,114
PGRE's share		89.3%	88.6%	204,497	94.71	2,439,191	-	2,439,191

Total / Weighted average		90.4%	88.9%	886,788	89.20	11,335,931	1,625,483	12,961,414
PGRE's share		91.4%	89.8%	679,088	86.33	8,919,318	81,437	9,000,755

(1)
See page 48 for our definition of this measure.
(2)
Represents office and retail space only.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of September 30, 2022		As of June 30, 2022		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	99.7%	99.7%	99.6%	99.6%	0.1%
1301 Avenue of the Americas	100.0%	88.1%	88.1%	88.1%	88.1%	-%
1325 Avenue of the Americas	100.0%	94.4%	94.4%	95.0%	95.0%	(0.6%)
31 West 52nd Street	100.0%	93.0%	93.0%	93.0%	93.0%	-%
900 Third Avenue	100.0%	79.2%	79.2%	79.2%	79.2%	-%
712 Fifth Avenue	50.0%	73.6%	73.6%	69.2%	69.2%	4.4%
1600 Broadway	9.2%	100.0%	100.0%	100.0%	100.0%	-%
60 Wall Street (2)	5.0%	N/A	-%	N/A	-%	-%
Weighted average		91.7%	91.7%	91.4%	91.4%	0.3%
PGRE's share		92.1%	92.1%	92.0%	92.0%	0.1%

San Francisco:
One Market Plaza	49.0%	95.8%	95.8%	94.7%	94.7%	1.1%
Market Center	67.0%	81.0%	81.0%	85.1%	85.1%	(4.1%)
300 Mission Street	31.1%	81.4%	81.4%	81.4%	81.4%	-%
One Front Street	100.0%	97.0%	97.0%	97.0%	97.0%	-%
55 Second Street	44.1%	86.0%	86.0%	85.3%	85.3%	0.7%
111 Sutter Street	49.0%	62.1%	62.1%	63.3%	63.3%	(1.2%)
Weighted average		88.2%	88.2%	88.5%	88.5%	(0.3%)
PGRE's share		89.3%	89.3%	89.8%	89.8%	(0.5%)

Weighted average		90.4%	90.4%	90.3%	90.3%	0.1%
PGRE's share		91.4%	91.4%	91.4%	91.4%	-%

(1)
See page 48 for our definition of this measure.
(2)
In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of September 30, 2022		As of December 31, 2021		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	99.7%	99.7%	98.3%	98.3%	1.4%
1301 Avenue of the Americas	100.0%	88.1%	88.1%	84.3%	84.3%	3.8%
1325 Avenue of the Americas	100.0%	94.4%	94.4%	93.4%	93.4%	1.0%
31 West 52nd Street	100.0%	93.0%	93.0%	92.3%	92.3%	0.7%
900 Third Avenue	100.0%	79.2%	79.2%	79.2%	79.2%	-%
712 Fifth Avenue	50.0%	73.6%	73.6%	71.4%	71.4%	2.2%
1600 Broadway (2)	9.2%	100.0%	-%	-%	-%	-%
60 Wall Street (3)	5.0%	N/A	-%	100.0%	-%	-%
Weighted average		91.7%	91.7%	91.8%	89.8%	1.9%
PGRE's share		92.1%	92.1%	90.4%	90.3%	1.8%

San Francisco:
One Market Plaza	49.0%	95.8%	95.8%	94.7%	94.7%	1.1%
Market Center	67.0%	81.0%	81.0%	84.2%	84.2%	(3.2%)
300 Mission Street	31.1%	81.4%	81.4%	94.7%	94.7%	(13.3%)
One Front Street	100.0%	97.0%	97.0%	97.1%	97.1%	(0.1%)
55 Second Street	44.1%	86.0%	86.0%	96.3%	96.3%	(10.3%)
111 Sutter Street	49.0%	62.1%	62.1%	64.2%	64.2%	(2.1%)
Weighted average		88.2%	88.2%	91.4%	91.4%	(3.2%)
PGRE's share		89.3%	89.3%	91.6%	91.6%	(2.3%)

Weighted average		90.4%	90.4%	91.6%	90.4%	-%
PGRE's share		91.4%	91.4%	90.7%	90.6%	0.8%

(1)
See page 48 for our definition of this measure.
(2)
Acquired on February 24, 2022.
(3)
In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE's Share of
				Total		Total		Annualized Rent (1)		% of
		Lease		Square Feet		Square Feet			Per Square	Annualized
Top 10 Tenants:	Property	Expiration		Occupied (2)		Occupied (2)		Amount	Foot (2)	Rent
As of September 30, 2022
First Republic Bank	One Front Street	Various	(3)	459,882	(3)	459,882	(3)	$42,104	$91.36	6.2%
Credit Agricole Corporate &
Investment Bank	1301 Avenue of the Americas	Feb-2023	(4)	464,440	(4)	464,440	(4)	39,763	84.79	5.9%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,543		328,543		29,282	89.11	4.3%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		288,823		28,148	97.46	4.1%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	(5)	290,875	(5)	290,875	(5)	27,766	93.11	4.1%
Morgan Stanley & Company	1633 Broadway	Mar-2032		260,829		234,749		19,586	83.43	2.9%
WMG Acquisition Corp.
(Warner Music Group)	1633 Broadway	Jul-2029		288,250		259,428		17,678	67.51	2.6%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		253,196		227,879		16,867	72.51	2.5%
Google, Inc.	One Market Plaza	Apr-2025		339,833		166,518		15,509	92.72	2.3%
Uber Technologies, Inc.	Market Center	Jul-2023		234,783		157,305		14,649	93.13	2.2%

	PGRE's Share of
Industry Diversification:	Square Feet	% of Occupied	Annualized	% of
	Occupied	Square Feet	Rent (1)	Annualized Rent
As of September 30, 2022
Legal Services	1,715,115	21.3%	$149,935	22.1%
Financial Services - Commercial and Investment Banking	1,649,920	20.6%	142,195	20.9%
Technology and Media	1,674,548	20.9%	136,146	20.0%
Financial Services, all others	1,123,488	14.0%	105,041	15.5%
Insurance	437,152	5.5%	41,138	6.1%
Retail	144,071	1.8%	17,016	2.5%
Travel and Leisure	206,198	2.6%	13,849	2.0%
Other Professional Services	125,006	1.6%	10,767	1.6%
Consumer Products	121,732	1.5%	10,225	1.5%
Other	814,980	10.2%	52,776	7.8%

(1)
See page 48 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
Includes (i) 249,615 square feet that expires in June 2025, (ii) 76,999 square feet that expires in December 2029, (iii) 25,157 square feet that expires in December 2030 and (iv) 108,111 square feet that expires in December 2032.
(4)
Includes 159,308 square feet that expires in April 2035 and 142,221 square feet that has been pre-leased to O’Melveny & Myers LLP through February 2040.
(5)
Includes 111,589 square feet that expires in March 2032.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Three Months Ended September 30, 2022

Total square feet leased	288,554	253,774	34,780

PGRE's share of total square feet leased:	215,922	197,828	18,094
Initial rent (2)	$82.76	$79.95	$113.53
Weighted average lease term (in years)	12.5	12.9	7.3
Tenant improvements and leasing commissions:
Per square foot	$148.56	$154.86	$79.72
Per square foot per annum	$11.92	$11.97	$10.86
Percentage of initial rent	14.4%	15.0%	9.6%
Rent concessions:
Average free rent period (in months)	14.3	15.1	5.8
Average free rent period per annum (in months)	1.1	1.2	0.8

Second generation space: (2)
Square feet	204,178	190,828	13,350
Cash basis:
Initial rent (2)	$80.78	$78.41	$114.63
Prior escalated rent (2)	$90.28	$88.71	$112.78
Percentage (decrease) increase	(10.5%)	(11.6%)	1.6%
GAAP basis:
Straight-line rent (2)	$79.32	$76.54	$119.02
Prior straight-line rent (2)	$77.23	$75.38	$103.72
Percentage increase	2.7%	1.5%	14.7%

(1)
The leasing statistics, except for square feet leased, represent office space only.
(2)
See page 48 for our definition of this measure.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Nine Months Ended September 30, 2022

Total square feet leased	741,605	582,268	159,337

PGRE's share of total square feet leased:	556,299	473,507	82,792
Initial rent (2)	$77.12	$72.12	$105.71
Weighted average lease term (in years)	10.0	10.5	7.1
Tenant improvements and leasing commissions:
Per square foot	$107.35	$114.21	$68.09
Per square foot per annum	$10.72	$10.85	$9.61
Percentage of initial rent	13.9%	15.0%	9.1%
Rent concessions:
Average free rent period (in months)	11.1	12.2	5.0
Average free rent period per annum (in months)	1.1	1.2	0.7

Second generation space: (2)
Square feet	441,499	380,233	61,266
Cash basis:
Initial rent (2)	$76.29	$70.92	$109.64
Prior escalated rent (2)	$81.67	$77.50	$107.60
Percentage (decrease) increase	(6.6%)	(8.5%)	1.9%
GAAP basis:
Straight-line rent (2)	$75.00	$68.83	$113.25
Prior straight-line rent (2)	$74.05	$70.24	$97.70
Percentage increase (decrease)	1.3%	(2.0%)	15.9%

(1)
The leasing statistics, except for square feet leased, represent office space only.
(2)
See page 48 for our definition of this measure.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	25,603	18,426	$1,302	$45.92	0.2%

4Q 2022	29,479	16,810	1,720	102.65	0.2%

1Q 2023	192,328	182,219	16,423	91.04	2.4%
2Q 2023	84,932	65,223	5,261	80.54	0.8%
3Q 2023	314,092	218,835	19,356	88.39	2.8%
4Q 2023	55,937	36,509	3,537	96.31	0.5%
Total 2023	647,289	502,786	44,577	88.89	6.5%
2024	824,169	719,712	61,922	86.17	9.0%
2025	1,434,738	917,846	80,006	87.10	11.6%
2026	1,446,247	1,012,310	88,922	85.60	12.9%
2027	291,635	214,919	19,101	88.78	2.7%
2028	323,397	263,440	20,100	76.70	2.9%
2029	573,478	494,143	40,131	81.68	5.8%
2030	614,746	518,265	46,237	89.26	6.7%
2031	597,334	529,940	50,905	92.68	7.4%
Thereafter	3,437,199	2,940,764	235,011	85.43	34.1%

(1)
See page 48 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring in the following quarter.
(3)
Represents office and retail space only.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	17,261	13,202	$974	$46.00	0.2%

4Q 2022	17,044	8,523	923	108.35	0.2%

1Q 2023	176,535	174,113	15,651	90.95	3.2%
2Q 2023	49,602	46,806	3,490	74.56	0.7%
3Q 2023	46,230	39,316	2,855	72.28	0.6%
4Q 2023	6,751	5,054	402	75.32	0.1%
Total 2023	279,118	265,289	22,398	84.91	4.6%
2024	609,393	586,045	49,392	84.39	10.2%
2025	339,062	281,831	24,895	88.19	5.2%
2026	737,418	674,101	55,346	78.78	11.5%
2027	163,844	148,691	12,654	84.96	2.6%
2028	192,265	167,987	11,654	69.75	2.4%
2029	496,253	453,509	36,436	80.84	7.5%
2030	410,538	399,822	34,485	86.30	7.1%
2031	496,270	452,783	43,898	92.96	9.1%
Thereafter	2,686,706	2,518,284	190,239	81.60	39.4%

(1)
See page 48 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring in the following quarter.
(3)
Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	8,342	5,224	$328	$45.41	0.2%

4Q 2022	12,435	8,287	797	96.63	0.4%

1Q 2023	15,793	8,106	772	92.89	0.4%
2Q 2023	35,330	18,417	1,771	95.73	0.8%
3Q 2022	267,862	179,519	16,501	91.92	8.0%
4Q 2022	49,186	31,455	3,135	99.68	1.5%
Total 2023	368,171	237,497	22,179	93.27	10.7%
2024	214,776	133,667	12,530	94.05	6.1%
2025	1,095,676	636,015	55,111	86.63	26.6%
2026	708,829	338,209	33,576	99.04	16.2%
2027	127,791	66,228	6,447	97.35	3.1%
2028	131,132	95,453	8,446	88.94	4.1%
2029	77,225	40,634	3,695	90.94	1.8%
2030	204,208	118,443	11,752	99.22	5.7%
2031	101,064	77,157	7,007	91.07	3.4%
Thereafter	750,493	422,480	44,772	106.00	21.7%

(1)
See page 48 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended September 30, 2022
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$10,067	$6,289	$3,717	$61
Second generation tenant improvements	4,494	2,231	2,263	-
Second generation leasing commissions	7,191	5,737	1,454	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$21,752	$14,257	$7,434	$61

Redevelopment Expenditures: (1)
Lobby renovations and other	$1,950	$1,950	$-	$-
Total Redevelopment Expenditures	$1,950	$1,950	$-	$-

	Three Months Ended September 30, 2021
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$8,640	$5,633	$2,991	$16
Second generation tenant improvements	6,644	450	6,194	-
Second generation leasing commissions	8,100	8,100	-	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$23,384	$14,183	$9,185	$16

Redevelopment Expenditures: (1)
Gershwin facade replacement	$2,684	$2,684	$-	$-
Elevator modernizations	2,268	2,178	90	-
Lobby renovations	1,015	977	38	-
Other	147	147	-	-
Total Redevelopment Expenditures	$6,114	$5,986	$128	$-

(1)
See page 48 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Nine Months Ended September 30, 2022
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$30,848	$24,000	$6,728	$120
Second generation tenant improvements	29,754	16,657	13,097	-
Second generation leasing commissions	12,346	10,283	2,063	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$72,948	$50,940	$21,888	$120

Redevelopment Expenditures: (1)
Lobby renovations	$4,076	$4,030	$46	$-
Elevator modernizations	1,964	1,928	36	-
Other	1,807	1,719	88	-
Total Redevelopment Expenditures	$7,847	$7,677	$170	$-

	Nine Months Ended September 30, 2021
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$15,580	$10,017	$5,511	$52
Second generation tenant improvements	30,246	3,356	26,890	-
Second generation leasing commissions	13,574	11,229	2,345	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$59,400	$24,602	$34,746	$52

Redevelopment Expenditures: (1)
Elevator modernizations	$10,929	$7,823	$3,106	$-
Gershwin facade replacement	9,918	9,918	-	-
Lobby renovations	5,484	3,645	1,839	-
Other	529	406	123	-
Total Redevelopment Expenditures	$26,860	$21,792	$5,068	$-

(1)
See page 48 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods and not classified as discontinued operations.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Redevelopment Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.